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                                                                   EXHIBIT 10.25

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                                  NOVELL, INC.
            NEST SDK Developer Product Distribution License Exhibit

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This NEST SDK Developer Product Distribution License Exhibit (the "Exhibit") to
the NEST SDK 1. x Supplement (the "Supplement") and the Novell Embedded Systems Technology Master Agreement (the "Agreement") is entered into by Novell and Developer. This Exhibit is effective as of July 31st, 1996 ("Distribution License Effective Date").

1. INTRODUCTION. The purpose of this Exhibit is to allow Developer, subject to the restrictions contained in this Exhibit and the Agreement, to sublicense, duplicate, and distribute Qualifying Developer Products developed under the Agreement between Novell and Developer. All terms and conditions of the Agreement are incorporated herein by reference and shall have full force and effect between the parties in the interpretation of this Exhibit.

2. DEFINITIONS. Capitalized terms in this Exhibit have the meanings stated below or defined in the Agreement.

     2.1 "Software" means binary code and Program Tools or binary code produced from Program Tools that are linked or included in Developer Product pursuant to the Supplement and is subject to all terms and conditions of that Supplement.

     2.2 "Sublicense" means an executed agreement or shrink-wrap agreement or electronic license that an end user consents to by performing a physical act (e.g., pushing a button on a keyboard) before utilizing the Qualifying Developer Product which at minimum provides the following or equivalent protection to Novell:

          2.2.1 restricts the number of copies of the Software to one operating copy per Qualifying Developer Product;

          2.2.2 permits only those number of copies of the Software as are essential to back up or archival use of the Software;

          2.2.3 states that no title to the intellectual property contained in the Software is transferred to the sublicensee and it is retained by Novell;

          2.2.4 represents that the human readable code of the Software (source code) is not sublicensed to the sublicensee;

          2.2.5 restricts sublicensees from de-compiling and reverse assembling the software to discover the source code; and

          2.2.6 prohibits time-sharing, lease, rental, distribution, transfer, sublicense, and unauthorized use of the Software, without prior written consent.

3.   LICENSES AND RESTRICTIONS.

     3.1 Distribution License. Subject to the terms and conditions of this Exhibit and the Agreement, Novell grants to Developer, and Developer accepts, a non-exclusive, non-transferable, world-wide license to reproduce and distribute (directly or indirectly) the Qualifying Developer Products, being the Developer Products identified below that are found to meet the Qualifying Developer Product requirements, but only under a Sublicense between Developer and its end users or, in the case of distribution through Developer's OEM customer, Developer must obtain binding contractual assurances that Developer's OEM customers will only distribute the Qualifying Developer Products under a Sublicense between Developer's OEM customer and its end users.

                Developer Product Title:    NetScan(TM)
                                        ---------------------------------------

                NEST Components Licensed:   IPX/SPX, Nest Requester
                                         --------------------------------------

                Developer Product Title:
                                        ---------------------------------------

                NEST Components Licensed:
                                         --------------------------------------

                Developer Product Title:
                                        ---------------------------------------


                                                        CONFIDENTIAL TREATMENT


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                        NEST Components Licensed:
                                                 -------------------------------

          Product names identified in this Section are solely to assist Novell in program administration, but not for trademark licensing purposes. Novell reserves the right to take action in the event any Developer Product name violates Novell rights.

4. CONSIDERATION. In exchange for the rights granted by Novell to Developer under this Exhibit, Developer agrees to pay Novell a per copy royalty per the number of copies of the Qualifying Developer Products it transfers, sells, sublicenses or authorizes for use. A non-refundable royalty payment ("Non-refundable Royalty Payment") is set forth in the Royalty Schedule section below. Notwithstanding the foregoing, Developer will report all such royalties due to Novell on a monthly basis using calendar quarters.

     4.1 Monthly Royalty. In addition, Developer shall pay to Novell a royalty based upon the number of copies of each Qualifying Developer Product transferred, sold or licensed by Developer. Royalties shall accrue upon transfer, sale or license of Qualifying Developer Products by Developer and shall be paid to Novell no later than forty-five (45) days after the end of each month.

     4.2  Minimum Royalty. Developer shall pay to Novell a guaranteed annual
          minimum royalty of [   *   ] [   *   ] for the Qualifying Developer
          Product that includes the NEST Client Requester and/or NetWare IPX/SPX Modules. In addition, should Qualifying Developer Products also include the NPrinter modules, Developer shall pay to Novell a
          guaranteed annual minimum royalty of [   *   ] [   *   ].

     4.3 Audit. Developer shall maintain complete and accurate accounting records, in accordance with generally accepted accounting practices, to support and document royalty amounts due under this Exhibit and shall retain such records for three (3) years after payment is made. Developer shall, upon written request of Novell, provide audit access to such records to Novell. If Developer so decides, a mutually acceptable independent accounting firm may conduct the audit at Developer's expense. Such access shall be granted only during normal business hours and no more frequently than once in each calendar year. All information received during the audit shall be held in confidence by the parties.

     4.4  Royalty Schedule

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       Item              Base Price           Discount        Schedule
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                                                Units        Percentage
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
         IPX/SPX          [   *   ]           [   *   ]      [   *   ]
  NEST Requester          [   *   ]           [   *   ]      [   *   ]
PServer/NPrinter          [   *   ]           [   *   ]      [   *   ]
  NEST Autoroute          [   *   ]           [   *   ]      [   *   ]
                                              [   *   ]      [   *   ]
                                              [   *   ]      [   *   ]
                                              [   *   ]      [   *   ]
                                              [   *   ]      [   *   ]
                                              [   *   ]      [   *   ]
                                              [   *   ]      [   *   ]


*    Confidential portions omitted and
     filed separately with the
     Securities and Exchange Commission.




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5.   DEVELOPER'S DUTIES.

     5.1 Qualifying Developer Products. Qualifying Developer Products may only be sublicensed and distributed according to the terms and conditions of this Exhibit.

     5.2 Operating System Companies. Notwithstanding any other provision(s) of this Agreement, Developer agrees that it may not authorize the distribution of all or any portion of the Qualifying Developer Products through companies that design, develop, or market computer operating systems without the prior written consent of an authorized Novell representative.

     5.3 Protection. Developer agrees to take all reasonable steps to protect the Program Tools and related Documentation Tools from unauthorized copying or use. The source code of the Program Tools provided in binary form represents and embodies trade secrets of Novell which are not licensed to Developer. Developer agrees not to reverse assemble or reverse compile this binary code to discover the source code.

     5.4 Documentation. Developer agrees to include a conspicuous statement in its documentation identifying Developer as the primary support contact for the Qualifying Developer Products distributed by Developer. Upon request, Developer agrees to provide Novell with three copies of its then current documentation.

     5.5 End-user support. Developer agrees to provide all technical support for all aspects of the Qualifying Developer Product.

     5.6 Yes Logo. Developer agrees to prominently display the Yes Logo on Qualifying Developer Product, and all marketing materials, product packaging, and advertising material related to Qualifying Developer Product; to emphasize the Yes Logo in at least one Qualifying Developer Product advertisement, Qualifying Developer Product line advertisement, or corporate positioning advertisement in an appropriate national publication; and provide appropriate product and program descriptions in all materials bearing the Yes Logo.

6.   TERM AND TERMINATION.

     6.1 Term. The term of this Exhibit shall be one year from the Distribution License Effective Date of and shall automatically renew for successive one year periods unless either party provides thirty (30) days or more prior written notice of its intent to terminate this Exhibit.

     6.2 Termination for Convenience. Either party may terminate this Exhibit and the licenses granted by Novell under the Licenses and Restrictions Section of this Exhibit at any time without cause by giving 180 calendar days' prior written notice to the other party. In the case that Novell exercises its right to terminate for convenience, Developer may distribute Qualifying Developer Product then in inventory for which Developer has already paid royalties.

7.   SIGNATURES.

NOVELL, INC.                            (DEVELOPER)    Kofax Image Products
                                                   ----------------------------

Signature:  /s/ JAMES T. SULLIVAN       Signature:  /s/ KEVIN DRUM
          -------------------------               -----------------------------
Name:  James T. Sullivan                Name:  Kevin Drum
Title: VP OEM Sales                     Title: Vice President-Marketing
Date:  17 October 1996                  Date:  July 31, 1996


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